SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   Form 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest
event reported):  March 15, 2006
                  --------------

                           WESTSIDE ENERGY CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its Charter)

       Nevada                      0-49837                 88-0349241
--------------------------------------------------------------------------------
   (State or other             (Commission File          (IRS Employer
jurisdiction of Incorporation)     Number)           Identification Number)


4400 Post Oak Parkway, Suite 2530, Houston, Texas           77027
--------------------------------------------------------------------------------
(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number,
including area code:   713/ 979-2660
                       -------------

-------------------------------------------------------------------------------
          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

         The Registrant hereby amends Item 9.01 of its Report on Form 8-K filed with the Securities and Exchange Commission on March 20, 2006.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)   Combined Financial Statements of EBS Oil and
      Gas Partners Production Company, L.P. and EBS Oil and Gas Partners Operating Company, L.P., the
      Business Acquired:

           (i)   Report of Independent Registered Public
                 Accounting Firm

          (ii)   Combined Balance Sheet as of December 31, 2005

         (iii)   Combined Statements of Operations and Partners'
                 Equity for the year ended December 31, 2005 and the period from March 18, 2004 (inception) to December 31, 2004

          (iv) Combined Statements of Cash Flows for the year ended December 31, 2005 and the period from March 18, 2004 (inception) to December 31, 2004

           (v)   Notes to Combined Financial Statements

(b)   Pro Forma Financial Information.

           (i)   Pro Forma Consolidated Condensed Balance Sheet

          (ii) Pro Forma Consolidated Condensed Statement of Operations

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Partners
   EBS Oil and Gas Partners Production Company, L.P. and
   EBS Oil and Gas Partners Operating Company, L.P.
   Dallas, Texas

We have audited the accompanying combined balance sheet of EBS Oil and Gas Partners Production Company, L.P. and EBS Oil and Gas Partners Operating Company, L.P. (collectively "EBS") as of December 31, 2005, and the related combined statements of operations and partners' equity, and cash flows for the period from March 18, 2004 (inception) to December 31, 2004 and for the year ended December 31, 2005. These financial statements are the responsibility of EBS's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of EBS as of December 31, 2005, and the results of its operations and its cash flows for the periods described in conformity with accounting principles generally accepted in the United States of America.

The accompanying combined financial statements have been prepared assuming that EBS will continue as a going concern. As discussed in Note 2 to the combined financial statements, EBS has experienced losses since inception and its liabilities exceed its assets. Those conditions, among others, raise substantial doubt about EBS's ability to continue as a going concern. Management's plans regarding these matters are also described in Note 2. The accompanying combined financial statements do not include any adjustments that might result from the outcome of this uncertainty.


MALONE & BAILEY, PC
www.malone-bailey.com
Houston, Texas

May 26, 2006

                EBS OIL AND GAS PARTNERS PRODUCTION COMPANY, L.P.
              and EBS OIL AND GAS PARTNERS OPERATING COMPANY, L.P.
                             COMBINED BALANCE SHEET
                                December 31, 2005

ASSETS
Current Assets
     Cash                                               $             203,543
     Accounts receivable                                            6,463,593
     Prepaid assets                                                     2,576
     Inventory                                                         69,009
                                                        -----------------------
Total current assets                                                6,738,721

Oil and gas properties
     Drilling and development in progress                           1,746,125
     Proved properties                                              5,951,872
     Gas gathering system                                           1,956,897
     Unproved properties                                              885,370
     Accumulated depreciation, depletion, amortization
         and impairment                                              (727,310)
                                                        ----------------------
Net oil and gas properties                                          9,812,954

Property and equipment net of depreciation                             41,335
                                                        ----------------------

TOTAL ASSETS                                            $          16,593,010
                                                        ======================

LIABILITIES AND PARTNERS' CAPITAL
Current liabilities
     Accounts payable and accrued expenses              $           5,960,550
     Joint interest owner advances                                  6,663,041
     Obligations to Westside Energy                                 4,952,370
     Short term portion of debt                                       800,000
                                                        ---------------------
Total current liabilities                                          18,375,961

Non current liabilities
     Asset retirement obligations                                      50,578
     Long term portion of debt                                      1,000,000
                                                        ---------------------
TOTAL LIABILITIES                                                  19,426,539

PARTNERS' CAPITAL                                                  (2,833,529)
                                                        ----------------------

TOTAL LIABILITIES AND PARTNERS' CAPITAL                 $          16,593,010
                                                        =====================

                   SEE NOTES TO COMBINED FINANCIAL STATEMENTS

                EBS OIL AND GAS PARTNERS PRODUCTION COMPANY, L.P.
              and EBS OIL AND GAS PARTNERS OPERATING COMPANY, L.P.
             COMBINED STATEMENTS OF OPERATIONS AND PARTNERS' EQUITY
              For the year ended December 31, 2005 and the period
              from March 18, 2004 (inception) to December 31, 2004

                                                         2005            2004
Revenues
        Oil and gas sales                            $  1,286,759  $   427,124
        Gathering system income                           273,687            -
        Gain (Loss) on lease sales                      2,705,396     (641,583)
                                                    ---------------------------
Total revenues                                          4,265,842     (214,459)

Expenses
        Production                                        276,048       49,341
        General and administrative                      3,010,548    1,141,870
        Depreciation, depletion and amortization          491,730      185,199
        Cost in excess of fair market value                     -    1,033,093
        Impairment                                        403,277            -
                                                    ---------------------------
Total expenses                                          4,181,603    2,409,503
                                                    ---------------------------

Gain (Loss) from operations                                84,239   (2,623,962)

Other Income (Expense)
        Overhead recovery                                 141,247       49,718
        Interest expense                                 (484,771)           -
                                                    --------------------------

Total Other Income (Expense)                             (343,524)      49,718
                                                    --------------------------

NET LOSS                                            $    (259,285) $(2,574,244)
                                                    ===========================


Partners' Equity
        Balance - Beginning of Period                $ (2,574,244) $         -

        Net loss                                         (259,285)  (2,574,244)
                                                    ---------------------------

PARTNERS' EQUITY DECEMBER 31                         $ (2,833,529) $(2,574,244)
                                                    ===========================

                   SEE NOTES TO COMBINED FINANCIAL STATEMENTS

                EBS OIL AND GAS PARTNERS PRODUCTION COMPANY, L.P.
              and EBS OIL AND GAS PARTNERS OPERATING COMPANY, L.P.
                        COMBINED STATEMENTS OF CASH FLOWS
            For the year ended December 31, 2005 and the period from
                March 18, 2004 (inception) to December 31, 2004

                                                          2005          2004
CASH FLOWS FROM OPERATING ACTIVITIES
      Net loss                                       $   (259,285) $(2,574,244)

      Adjustments to reconcile net loss to net cash from
        operating activities:
          Impairment                                      403,277            -
          Depreciation, depletion and amortization        491,730      185,199
          Changes in:
            Accounts receivable                        (4,152,380)  (2,043,290)
            Prepaid assets                                 86,357      (88,183)
            Accounts payable                              766,656    4,930,952
                                                     --------------------------
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES    (2,663,645)     410,434
                                                     --------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
      Purchase of office equipment                        (16,409)     (12,277)
      Capital expenditures for oil and gas properties  (6,269,155)  (2,703,918)
      Capital expenditures for gathering system        (1,956,897)           -
                                                     -------------------------

NET CASH USED IN INVESTING ACTIVITIES                  (8,242,461)  (2,716,195)
                                                     -------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
      Lease bank facility                                 852,370            -
      Owner advances                                    4,274,998    2,388,042
      Proceeds from notes                               5,900,000            -
                                                     -------------------------

NET CASH PROVIDED BY FINANCING ACTIVITIES              11,027,368    2,388,042
                                                     -------------------------

NET CHANGE IN CASH                                        121,262       82,281

CASH BALANCES
      Beginning of period                                  82,281           -
                                                     -------------------------

      End of period                                  $    203,543 $     82,281
                                                     =========================

                   SEE NOTES TO COMBINED FINANICAL STATEMENTS

                EBS OIL AND GAS PARTNERS PRODUCTION COMPANY, L.P.
              and EBS OIL AND GAS PARTNERS OPERATING COMPANY, L.P.
                     NOTES TO COMBINED FINANCIAL STATEMENTS


NOTE 1 - BUSINESS ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization

On March 18, 2004, EBS Oil and Gas Partners Production Company, L.P. ("Production Company") and EBS Oil and Gas Partners Operating Company, L.P. ("Operating Company") (collectively, "EBS") were formed through a reorganization of EBS Oil and Gas Partners, LLC (a Texas Limited Liability Company).

The two companies are under common control and therefore are combined for the accompanying financial statements. All significant inter-company balances and transactions have been eliminated in combination. The Operating Company serves as operator of all wells and consequently receives most revenues and pays most bills associated with field operations. General and administrative expenditures are recorded on Operating Company books and passed through to Production Company periodically. Production Company holds title to all oil and gas properties.

Effective, July 1, 2004, EBS became engaged in the acquisition, exploration and production of oil and gas leases. EBS owns partial interests in oil and gas properties located primarily in north central Texas.

Cash Equivalents

For purposes of reporting cash flows, EBS considers all short-term investments with an original maturity of three months or less to be cash equivalents.

Accounts Receivable

Accounts receivable trade are stated at the historical carrying amount net of write-offs and allowance for doubtful accounts, if any. Uncollectible accounts receivable trade are written off when a settlement is reached for an amount that is less than the outstanding historical balance. EBS establishes an allowance for doubtful accounts receivable on a case-by-case basis when it believes the collection of specific amounts owed is unlikely to occur. To date, no bad debts have been incurred by EBS, and no cases have arisen requiring an allowance to be recorded. Oil and gas revenue receivables are collected by a related partnership, which reduces the inter-company payable to the related partnership (see related party transactions)

Revenue Recognition

Revenues associated with the production and sale of crude oil, natural gas and natural gas liquids owned by EBS are recognized when title passes to EBS's customer. Differences between production and amounts sold are not significant.

From time to time, EBS receives royalty payments from projects in which it has an interest which are recorded when received.

Inventories

Inventories are valued at the lower of cost or market.

Oil and Gas Interests

EBS utilizes the successful efforts method to account for oil and gas exploration and development costs. Acquisition costs and development costs are capitalized and depleted using the unit of production method. Exploration wells in areas requiring major capital before production can begin are carried as Drilling and Development in Progress as long as drilling efforts are underway or firmly planned. Costs of drilling unsuccessful exploration wells are charged off as dry hole expense.

EBS regularly reviews the carrying value of its oil and gas working interests, by referring to project economic reports prepared by third party engineering firms, to determine reserves and, as such, success and/or potential impairment. Where impairment occurs, a charge to earnings is made. Any impairment loss is the difference between the carrying value of the asset and its fair value. Fair value is calculated as the present value of estimated expected future cash flows.

Substantially all of EBS's exploration, development and production activities related to oil and gas are conducted jointly with others. Exploration and development costs, attributable to projects originated by EBS, are carried as Drilling and Development in Progress until the property's success is determined. Upon determination, EBS's proportionate share of exploration and development costs are capitalized and depleted, or written off as dry hole costs.

Pipeline interests

In early 2005, EBS bought a 49% interest in the Wise County Gas Gathering System
(WCGS) In May 2005, the WCGS was contributed to the Tri-County Gas Gathering System with the resultant interest held by EBS becoming 16.33%. Pipeline investment at December 31, 2005 was $1,956,897.

Depreciation, depletion and amortization

Production equipment and other Company tangible fixed assets are capitalized and depreciated over their estimated useful lives, utilizing the straight-line method. The estimated useful lives of all the aforementioned assets range from seven to ten years. All other capitalized costs of proved oil and gas properties are depleted using the unit of production method. For purposes of these calculations, production and reserves of natural gas are converted to barrels on an energy equivalent basis.

Successful exploratory and development costs, and acquired resource properties with proved reserves, are depleted over proved developed reserves. Acquisition costs of probable reserves are not depleted or amortized while under active evaluation for commercial reserves. Costs are transferred to depletable costs as proved reserves are recognized.

Costs associated with significant development projects are not depleted until commercial production commences. Unproved land acquisition costs are capitalized until the property is determined to be productive, impaired or until the lease term expires.

Long-lived assets

Long-lived assets to be held and used or disposed of other than by sale are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. When required, impairment losses on assets to be held and used or disposed of other than by sale are recognized based on the fair value of the asset. Long-lived assets to be disposed of by sale are reported at the lower of the asset's carrying amount or fair value less cost to sell.

Income Taxes

The Production Company and the Operating Company are each a partnership, and as such, are not taxpaying entities. Accordingly, no income taxes have been recorded in these financial statements. The partnership's income is allocated to each partner and is combined with other income and expenses of each partner and reported on their respective tax returns.

Concentration of Credit Risk

Financial instruments that potentially subject EBS to a concentration risk consist principally of cash and cash equivalents and accounts receivable for oil and gas sales. EBS places its cash with high credit quality financial institutions. At December 31, 2005, EBS's cash in financial institutions exceeded the federally insured deposits limit by $103,543.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates. Certain significant estimates include those related to property and equipment and other long-lived assets. Amounts recorded for depreciation, depletion and amortization and amounts used for impairment calculations are based on estimates of oil and natural gas reserves and commodity prices and capital costs required to develop those reserves. By their nature, estimates of reserves and their related future cash flows are subject to measurement uncertainty, therefore it is at least reasonably possible these estimates could be revised in the near term and the revisions could be material.

Contingencies

From time to time, EBS is involved in certain claims that could lead to litigation. Such claims arise in the normal course of its operations, and management does not believe the resolution of these matters will have a material effect on EBS's financial position or results of operations.

New accounting standards

EBS does not expect the adoption of any recently issued accounting pronouncements to have a significant impact on its results of operations, financial position or cash flows.


NOTE 2 - GOING CONCERN

As shown in the accompanying financial statements, EBS incurred a net loss of $2,574,244 for the period from March 18, 2004 (inception) to December 31, 2004 and a net loss of $259,285 during the year ended December 31, 2005, and as of that date, EBS's current liabilities exceeded its current assets by $11,637,240 and its total liabilities exceeded its total assets by $2,833,529. Due to the uncertainty about EBS's ability to continue as a going concern, in November 2005 the partners of EBS entered into a purchase and sale agreement to sell and transfer all of the owners' rights, title, and interests to Westside Energy Corporation. This transaction closed on March 15, 2006.


NOTE 3 - ASSET RETIREMENT OBLIGATIONS

EBS recognizes the fair value of an asset retirement obligation in the period in which it is incurred if a reasonable estimate of fair value can be made. The present value of the estimated asset retirement costs is capitalized as part of the carrying amount of the long-lived asset. For EBS, asset retirement obligations relate to the abandonment of oil and gas producing facilities. The amounts recognized are based upon numerous estimates and assumptions, including future retirement costs, future recoverable quantities of oil and gas, future inflation rates and the credit-adjusted risk-free interest rate.

EBS records depreciation of the capitalized asset retirement cost and accretion of the asset retirement obligation over time. The depreciation will generally be determined on a straight line basis, while the accretion to be recognized will escalate over the life of the producing assets, typically as production declines. The following table indicates the changes to EBS's asset retirement obligations in 2005:

Balance at December 31, 2004                                   $  25,282
Liabilities incurred                                              27,182
Accretion expense                                                 (1,886)
                                                               ---------
Balance at December 31, 2005                                    $ 50,578
                                                               =========


NOTE 4 - LONG-TERM DEBT AND BRIDGE LOAN

EBS entered into a $2,000,000 credit facility with an investment banker, representing several lenders in addition to acting as a lender, effective February 1, 2005. The outstanding balance accrues interest at 12% per annum payable monthly. The principal is repaid quarterly commencing September 30, 2005 at $200,000 per quarter. The principal due December 31, 2005 was paid on January 10, 2006.

A credit agreement dated May 20, 2005 was negotiated with the same investment banker, who also acted as a lender and represented several other lenders, in funding a $3,500,000 bridge credit facility with a maturity of August 20, 2005. This facility has been rolled over through March 15, 2006 and the original lenders have been replaced by a single entity.

All of EBS's assets have been pledged to support the above agreements. Also in connection with the above transactions EBS has entered into agreements with the lenders to provide them with limited partnership interests (Class B) totaling 7.35% that allows them to participate in cash flows from operations or in net proceeds upon disposition of EBS's assets.


NOTE 5 - COMMITMENTS AND CONTINGENCIES

EBS is not currently involved in any pending legal proceedings. In the future, EBS may become involved in various legal proceedings from time to time, either as a plaintiff or as a defendant, and either in or outside the normal course of business. EBS is not now in the position to determine when (if ever) such a legal proceeding may arise. If EBS ever becomes involved in a legal proceeding, EBS's financial condition, operations, or cash flows could be materially adversely affected, depending on the facts and circumstances relating to such proceeding.


NOTE 7 - SUPPLEMENTAL OIL AND GAS INFORMATION (UNAUDITED)

Set forth below is a summary of EBS's net quantities of crude oil and natural gas reserves at October 1, 2005 the effective date of the purchase and sale agreement with Westside Energy Corporation.

                                                     Oil                  Gas
                                                   (Bbls)                (MMcf)
                                                    ----                  ----
Proved Reserves - October 1, 2005                  43,239                2,081
Production October - December 2005                  1,390                   83
Proved Reserves - December 31, 2005                41,849                1,998

The following table sets forth the standardized measure of discounted future net cash flows relating to proved reserves at December 31, 2005:

Cash Flows Relating to Proved Reserves:
     Future Cash Flows                                           $17,165,700
     Future Costs:
         Production                                               (4,530,800)
         Development and Abandonment                              (2,147,100)
                                                                 -----------
     Future Net Cash Flows                                        10,487,800
     10% Discount Factor                                          (3,839,100)
                                                                 -----------
     Standardized Measure of Discounted Future Net Cash Flows    $ 6,648,700
                                                                 ===========

The estimates of proved oil and gas reserves utilized in the preparation of the above table were estimated by Netherland, Sewell & Associates, Inc., independent petroleum consultants.

The oil reserves include crude oil and condensate and are expressed in barrels that are equivalent to 42 U.S. gallons. Gas volumes are expressed in millions of standard cubic feet. The estimated reserves and future cash flows are for proved developed producing, proved developed non-producing and proved undeveloped reserves.

Future cash flow attributable to EBS's interest is prior to deducting production taxes, operating expenses and required additional investment. Future net cash flow is after deducting production taxes, operating expenses and required additional investment.

The reserves included in this footnote are estimates only. Actual reserves could differ, and those differences could be material. Changes in the future estimated oil and natural gas reserves or the estimated future cash flows attributable to the reserves that are utilized for impairment analysis could have a significant impact on the future results of operations.

          PRO FORMA FINANCIAL INFORMATION PROVIDED UNDER ITEM 9.01.(b)

        PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)


The following pro forma financial statements have been derived from the financial statements of Westside Energy Corporation ("Westside") at December 31, 2005 and adjusts such information to give effect to its purchase of EBS Oil and Gas Partners Production Company, L.P. and EBS Oil and Gas Partners Operating Company, L.P. (collectively, "EBS") as if the acquisition had occurred as of December 31, 2005 for the pro forma balance sheet and as of the beginning of the period for the pro forma consolidated condensed statement of operations. The pro forma financial statements are presented for informational purposes only and do not purport to be indicative of the financial condition that would have resulted if the acquisition had been consummated at the period-end. The pro forma financial statements should be read in conjunction with the notes thereto and the EBS financial statements and related notes thereto contained herein and in Westside's 10-KSB for the year ended December 31, 2005.

The EBS acquisition has been accounted for using the purchase method of accounting and, accordingly, the assets acquired and liabilities assumed have been recorded at their estimated fair values based upon estimates.

                            WESTSIDE ENERGY CORPORATION
                 PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                                December 31, 2005

                            Westside        EBS     Adjustments      Pro Forma
 ASSETS
 Current Assets
   Cash                    $   604,411  $   203,543 $          -  $    807,954
   Certificate of deposit       27,693            -            -        27,693
   Marketable securities     1,050,000            -            -     1,050,000
   Accounts receivable         492,349    6,463,593      (41,085) A  6,914,857
   Prepaid assets                1,770        2,576            -         4,346
   Deferred acquistion
     charges                   289,367            -            -       289,367
   Inventory                         -       69,009            -        69,009
                           ---------------------------------------------------
 Total current assets        2,465,590    6,738,721      (41,085)    9,163,226

 Oil and gas properties
   Drilling and development
     in progress                     -    1,746,125            -     1,746,125
   Proved properties         8,513,598    5,951,872    2,833,529 D  17,298,999
   Gas gathering system              -    1,956,897            -     1,956,897
   Unproved properties       4,282,036      885,370     (852,370)B   4,315,036
   Accumulated depreciation,
      depletion, amoritization,
      and impairment        (1,293,895)    (727,310)           -    (2,021,205)
                           ---------------------------------------------------
 Net oil and gas properties 11,501,739    9,812,954    1,981,159    23,295,852

 Loan receivable from EBS    4,100,000            -   (4,100,000)C           -
 Property and equip net
   of accum. depreciation            -       41,335            -        41,335
                           ---------------------------------------------------

 TOTAL ASSETS              $18,067,329  $16,593,010  $(2,159,926)  $32,500,413
                           ===================================================

 LIABILITIES AND STOCKHOLDERS' EQUITY
 Current liabilities
   Accounts payable and
     accrued expenses      $   529,446  $ 5,960,550 $    (41,085)A $ 6,448,911
   Joint interest owner
     advances                        -    6,663,041            -     6,663,041
   Obligations to Westside
     Energy                          -    4,952,370   (4,952,370)B C         -
   Short term portion of
     debt                            -      800,000            -       800,000
                           ---------------------------------------------------
 Total current liabilities     529,446   18,375,961   (4,993,455)   13,911,952

 Non current liabilities
   Asset retirement
     obligations                27,880       50,578            -        78,458
   Long term portion
     of debt                         -    1,000,000            -     1,000,000
                           ---------------------------------------------------
 TOTAL LIABILITIES             557,326   19,426,539   (4,993,455)  14,990,410

 STOCKHOLDERS' EQUITY       17,510,003            -            -   17,510,003
 PARTNERS' CAPITAL                   -   (2,833,529)   2,833,529 D          -
                           ---------------------------------------------------

 TOTAL LIABILITIES AND
   STOCKHOLDERS' EQUITY    $18,067,329  $16,593,010 $ (2,159,926) $32,500,413
                           ==================================================

                           WESTSIDE ENERGY CORPORATION
            PRO-FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                      For the year ended December 31, 2005

                            Westside       EBS    Adjustments     Pro Forma
 Revenues

   Oil and gas sales     $   595,657  $ 1,286,759        -      $  1,882,416

   Gathering system income         -      273,687        -           273,687

   Gain [Loss] on lease
     sales                         -    2,705,396        -         2,705,395
                          --------------------------------------------------
 Total revenues              595,657    4,265,842        -         4,861,499

 Expenses

   Production                108,227      276,048        -           384,275

   Exploration               360,170            -        -           360,170

   General and
     administrative        1,782,184    3,010,548        -         4,792,732

   Depreciation,
    depletion and
    amortization             344,797      491,730        -           836,527

   Impairment                636,278      403,277        -         1,039,555
                          --------------------------------------------------
 Total expenses            3,231,656    4,181,603        -         7,413,159
                          --------------------------------------------------

 Income [Loss] from
   operations             (2,635,999)      84,239        -        (2,551,660)

 Other Income [Expense]

   Interest income           359,490            -     (41,085) A     318,405

   Overhead recovery               -      141,247          -         141,247

   Interest expense           (2,070)    (484,771)    41,085  A     (445,756)

   Gain [loss] on sale of
     marketable securities       (98)           -          -             (98)

   Gain [loss] on sale of
     oil and gas properties  339,355            -          -         339,355
                          --------------------------------------------------
 Total Other Income
   [Expense]                 696,677     (343,524)         -         353,153
                          --------------------------------------------------

 NET LOSS               $ (1,939,322) $  (259,285)         -    $ (2,198,507)
                        =====================================================

 NOTES TO PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS
 A.      Eliminate interest accrued on $4,100,000 Loan.
 B.      Eliminate Lease Bank Facility funded by Westside.
 C.      Eliminate note held by Westside.
 D.      Record purchase accounting adjustments.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WESTSIDE ENERGY CORPORATION
                                            (Registrant)


Date: May 30, 2006                          By:  /s/ Jimmy D. Wright
                                                --------------------
                                                Jimmy D. Wright,
                                                Chief Executive Officer